REAFFIRMATION OF GUARANTY AGREEMENT


      THIS REAFFIRMATION OF GUARANTY AGREEMENT ("Reaffirmation") dated this _3RD__ day of __OCTOBER______________, 1997, is made by AQUAGENIX, INC., a Delaware corporation ("Guarantor").

                              W I T N E S S E T H:

      WHEREAS, AQUAGENIX LAND-WATER TECHNOLOGIES, INC., a Florida corporation ("Borrower"), executed and delivered that certain Promissory Note in favor of CAPITAL BANK ("Lender"), dated April 10, 1997, in the original principal amount of Seven Hundred Fifty Thousand Dollars ($750,000) ("Line of Credit Note") and that certain Promissory Note in favor of Lender dated April 10, 1997, in the original principal amount of Two Hundred Fifty Thousand Dollars ($250,000) ("Term Note") (collectively, the Line of Credit Note and the Term Note are hereinafter the "Note"), which Note is secured by that certain Security Agreement dated April 10, 1997, as modified by the First Amendment to Security Agreement dated even date herewith (collectively, "Security Agreement") and that certain UCC-1 Financing Statement filed with the Secretary of State of Florida and bearing File No. U97000002408 ("UCC-1"); and

      WHEREAS, Guarantor executed and delivered to Lender that certain Continuing Guaranty ("Guaranty"), dated as of April 10, 1997, securing, among other things, the payment and performance of Borrower under the Note, the Security Agreement, the UCC-1 and all other loan documents executed in connection therewith and more particularly described in the Guaranty (collectively, the "Loan Documents"); and

      WHEREAS, even date herewith Lender has extended to Borrower the following additional credit facilities: (i) term loan as evidenced by the Term Promissory Note dated even date herewith in the original principal amount of Two Hundred Thousand Dollars ($200,000); and (ii) guidance equipment line as evidenced by the Guidance Equipment Line Promissory Note dated even date herewith in the original principal amount of Two Hundred Seventy Thousand Dollars ($270,000) (collectively, the "Additional Credit Facilities"); and

      WHEREAS, the Lender has, on this date, agreed to modify the terms of the Note and Security Agreement, and in connection therewith Borrower has executed that certain Future Advance Note in the original principal amount of Two Hundred Fifty Thousand Dollars ($250,000) ("Future Advance Note") and that certain Consolidated Promissory Note dated even date herewith in the original principal amount of One Million Dollars ($1,000,000) which consolidates the Future Advance Note and the Line of Credit Note (collectively, the "Consolidated Note"); and

      WHEREAS, as a condition to Lender agreeing to modify the Note and extend the Additional Credit Facilities, the Lender is requiring Guarantor to reaffirm its obligations under the Guaranty and to acknowledge that the Guaranty secures the obligations of Borrower under the Note, the Security Agreement, the Consolidated Note, the Additional Credit Facilities and all loan documents executed in connection therewith (collectively, the "Modification Documents").


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


      NOW, THEREFORE, for and in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Guarantor hereby agrees as follows:

      1. The foregoing recitals are true and correct and incorporated herein by this reference.

      2. Guarantor hereby reaffirms its obligation to unconditionally and irrevocably guarantee to Lender the full and punctual payment (without set-off, defense or any deduction), performance and observance by the Borrower of all the terms, covenants and conditions contained in the Note, the Consolidated Note, the Additional Credit Facilities and the Loan Documents, as more fully set forth in the Guaranty.

      3. Guarantor hereby acknowledges and agrees that the "indebtedness" as defined in the Guaranty shall include, without limitation, all of Borrower's obligations to Lender under the Note, the Consolidated Note, and the Additional Credit Facilities, including without limitation, all principal, interest, fees and expenses, including attorney's fees, evidenced by the Note, the Consolidated Note, the Additional Credit Facilities and the other Modification Documents or otherwise, or arising in connection with the foregoing, whether existing now or arising hereafter, as such indebtedness may be modified, increased, extended or renewed from time to time. Guarantor further agrees and acknowledges that Guarantor's Unconditional Guaranty of Borrower's timely performance of all of its obligations under all of the Loan Documents, shall include, without limitation, Borrower's obligations under the Modification Documents.

      4. Guarantor fully reaffirms all of the terms and provisions of the Guaranty as modified hereby and confirms to Lender that, as of the date hereof, the Guaranty, as modified hereby, is a valid obligation of the Guarantor, enforceable in accordance with its terms, without defense or off-set whatsoever. Guarantor further acknowledges that, except as specifically provided by this Reaffirmation, no part of the Guaranty is in any way altered, amended or changed.

      5. Guarantor acknowledges receipt of copies of the Consolidated Note, the Additional Credit Facilities, the First Amendment to Security Agreement and the Modification Documents, and joins in and consents to same as if fully set forth herein.

      6. Guarantor waives any right of indemnity or subrogation against the Borrower.

      7. WAIVER OF JURY TRIAL. GUARANTOR AND LENDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS GUARANTY AND ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE PARTIES. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDER'S ENTERING INTO THE MODIFICATION EVIDENCED BY THE MODIFICATION DOCUMENTS.


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      IN WITNESS  WHEREOF,  the undersigned has caused this  Reaffirmation to be signed and sealed as of the date and year set forth above.

Signed, Sealed and Delivered              GUARANTOR:
in the Presence of:

WITNESSES:                                AQUAGENIX, INC.


  /s/ Brenda Stewart                      By: /s/ Andrew Chesler         (SEAL)
--------------------------------             ----------------------------------
                                                Andrew Chesler, President
      Brenda Stewart
--------------------------------


STATE OF FLORIDA          )
                          )  SS:
COUNTY OF BROWARD         )

      I HEREBY CERTIFY that on this day, before me, an officer duly authorized in the State aforesaid and in the County aforesaid to take acknowledgments, the foregoing instrument was acknowledged before me by ___Andrew Chesler_____, the __President_ of AQUAGENIX, INC., a Delaware corporation, freely and voluntarily under authority duly vested in him/her by said corporation and that the seal affixed thereto is the true corporate seal of said corporation. He/She is personally known to me or who has produced ______________________ as identification.

      WITNESS my hand and official seal in the County and State last aforesaid this _3rd_ day of __October_, 1997.

                                 /s/ Susanna Goins Metzger
                                 -----------------------------------------------
                                 Notary Public

                                 Susanna Goins Metzger
                                 -----------------------------------------------
                                 Typed, printed or stamped name of Notary Public
My Commission Expires:

1/4/99









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